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                                                                    Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Infinity Logistics Corporation 1998 Stock Option Plan of our report dated January 28, 2000, with respect to the financial statements of E-Stamp Corporation included in the Annual Report on Form 10-K for the year ended December 31, 1999.


                                    /s/ ERNST & YOUNG LLP

Palo Alto, California
July 28, 2000